Exhibit 10.4

LIMITED CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT

This LIMITED CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 10, 2024 (this “Amendment”), is entered into by and among (a) PURECYCLE TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), (b) PURECYCLE TECHNOLOGIES HOLDINGS CORP., a Delaware Corporation (“Holdings”), (c) PURE CYCLE TECHNOLOGIES, LLC, a Delaware limited liability company (“PureCycle LLC” and, together with Holdings, collectively, the “Guarantors”), (d) MADISON PACIFIC TRUST LIMITED, as Administrative Agent (in such capacity, the “Administrative Agent”), and (e) MADISON PACIFIC TRUST LIMITED, as Security Agent (in such capacity, the “Security Agent”).

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Security Agent are party to that certain Credit Agreement, dated as of March 15, 2023, as amended by that certain First Amendment to Credit Agreement dated as of May 8, 2023, that certain Second Amendment to Credit Agreement dated as of August 4, 2023, that Third Amendment to Credit Agreement dated as of August 21, 2023 and that Fourth Amendment to Credit Agreement dated as of March 1, 2024 (the “Credit Agreement” and, the Credit Agreement as amended and modified by this Amendment, the “Amended Credit Agreement”). Capitalized terms used herein and not otherwise defined in this Amendment shall have the same meanings as specified in the Amended Credit Agreement;

WHEREAS, prior to the date hereof, PureCycle LLC purchased Ironton Bonds in an aggregate par amount of $246,750,000 (collectively, the “Repurchased Bonds”) from certain holders thereof;

WHEREAS, PureCycle LLC desires to sell an aggregate par amount of up to $94,313,172 of the Repurchased Bonds to Pure Plastic LLC, a Delaware limited liability company (“Pure Plastic”), on the date hereof (the “Specified Disposition”) pursuant to that certain Amended and Restated Bond Purchase Agreement (the “Bond Purchase Agreement”) dated as of May 7, 2024 by and between PureCycle LLC and Pure Plastic;

WHEREAS, Section 7.05 of the Credit Agreement restricts the ability of PureCycle LLC to make the Specified Disposition;

WHEREAS, in connection with the transactions contemplated under the Bond Purchase Agreement, and in partial consideration thereof, the entire amount of outstanding Indebtedness of the Borrower and its Subsidiaries owed to Pure Plastic, as lender, under the Pure Plastic Credit Agreement will be deemed paid and satisfied in full and all security interests related thereto will be terminated as of the date hereof (collectively, the “Pure Plastic Payoff and Release”);

WHEREAS, in connection with the Pure Plastic Payoff and Release, and in lieu of that certain Prepayment Premium (as defined in the Pure Plastic Credit Agreement) that would otherwise be due and payable to Pure Plastic in cash under the Pure Plastic Credit Agreement, the Borrower desires to issue that certain Series B Warrant in favor of Pure Plastic (the “Pure Plastic Warrant”), which, among other things, permits the subscription for and purchase of up to 3,003,000 shares of common stock of the Borrower in accordance with the terms and conditions set forth therein;

WHEREAS, Section 7.06 of the Credit Agreement restricts the ability of the Borrower to issue the Specified Warrant;

WHEREAS, the Loan Parties request that the Administrative Agent, the Security Agent and the Lenders (i) consent to PureCycle LLC making the Specified Disposition, (ii) consent to the Borrower issuing the Pure Plastic Warrant and (iii) amend the Credit Agreement in certain respects; and

WHEREAS, the Lenders are willing to so (i) consent to PureCycle LLC making the Specified Disposition, (ii) consent to the Borrower issuing the Pure Plastic Warrant and (iii) amend the Credit Agreement solely on the terms and subject to conditions set forth in this Amendment and the Lenders authorize and instruct the Administrative Agent and the Security Agent to enter into this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.
Limited Consent. Notwithstanding anything to the contrary set forth in the Credit Agreement, the Amended Credit Agreement or any other Loan Document, including, without limitation, Sections 7.05 and 7.06 of the Credit Agreement, upon the satisfaction of all of the conditions set forth in Section 3 hereof, each of the Administrative Agent, the Security Agent and the Lenders hereby consent to (i) PureCycle LLC making the Specified Disposition to Pure Plastic on the date hereof in accordance with the terms and conditions of the Bond Purchase Agreement and (ii) the Borrower issuing the Pure Plastic Warrant to Pure Plastic on the date hereof upon the occurrence and consummation of the Pure Plastic Payoff and Release. The foregoing limited consent shall not constitute a consent to any other action or inaction, nor shall it operate as a waiver of any other right, power, or remedy of any of the Administrative Agent, the Security Agent or the Lenders under, or of any provision contained in, the Credit Agreement, Amended Credit Agreement, the Loan Documents or any related document or under applicable law (all of which rights and remedies are hereby expressly reserved), except as specifically provided herein.
SECTION 2.
Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, (a) the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit A hereto.
SECTION 3.
Conditions of Effectiveness. This Amendment to the Credit Agreement shall become effective as of the date (the “Effective Date”) on which the Administrative Agent has notified the Borrower, the Guarantors and the Lenders upon being satisfied that it has received or waived receipt of all the documents and evidence referred to in this Section (Conditions of Effectiveness) of this Amendment in form and substance satisfactory to the Administrative Agent (acting on the instructions of all Lenders):
(a)
The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Security Agent.
(b)
The Administrative Agent shall have received fully executed copies of (i) the Bond Purchase Agreement and (ii) the Specified Warrant, in each case, reasonably satisfactory to the Administrative Agent.
(c)
The Administrative Agent shall have received evidence that the Pure Plastic Payoff and Release has occurred and been consummated on terms and conditions reasonably satisfactory to the Administrative Agent.
(d)
The Borrower shall have paid in full all expenses described in Section 10 of this Amendment that have been invoiced on or prior to the date hereof.

(e)
Each of the representations and warranties set forth in Section 4 of this Amendment shall be true and correct in all respects.
SECTION 4.
Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to the Administrative Agent:
(a)
The representations and warranties of the Borrower and each Guarantor contained in the Credit Agreement or any other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and except that for purposes of this Section 4, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.
(b)
The execution, delivery and performance by the Borrower and each Guarantor of this Amendment are within the Borrower’s and such Guarantor’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action and, if required, action by any holders of its Equity Interests.
(c)
This Amendment constitutes the legal, valid and binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
(d)
After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 5.
[Reserved].
SECTION 6.
Ratification and Reaffirmation; Effect of this Amendment.
(a)
Each Loan Party hereby consents to the amendments effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement and in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby (I) confirms that (i) the existing security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the Loan Documents (as defined in the Credit Agreement) in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided therein and (ii) neither the modifications effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment (A) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred or (B) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens and (II) ratifies its guarantee of the Obligations as provided in any Guaranty that is effective immediately prior to the date hereof.
(b)
Except as expressly set forth or referenced herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver or novation of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Security Agent under, the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any party hereto to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(c)
Unless the context otherwise requires, from and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” or words of like import in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 7.
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Section 11.14 and Section 11.15 of the Credit Agreement shall apply to this Amendment, mutatis mutandis.
SECTION 8.
Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 9.
Execution in Counterparts; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Except as provided in Section 3, this Amendment shall become effective by and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.
SECTION 10.
Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent, the Security Agent and each of the Lenders, in each case, for its out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, in each case, in accordance with Section 11.04 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective authorized officers as of the date first above written.

BORROWER:

PURECYCLE TECHNOLOGIES, iNC.

By:/s/ Dustin Olson
Name: Dustin Olson
Title: Chief Executive Officer

GUARANTORS:

PURECYCLE TECHNOLOGIES HOLDINGS CORP.

By:/s/ Dustin Olson
Name: Dustin Olson
Title: Chief Executive Officer

PURECYCLE TECHNOLOGIES, LLC

By:/s/ Dustin Olson
Name: Dustin Olson
Title: Chief Executive Officer

[Signature Page to Limited Consent and Fifth Amendment to Credit Agreement]

AGENTS:

MADISON PACIFIC TRUST LIMITED, as Administrative Agent

By:/s/ Cassandra Ho
Name: Cassandra Ho
Title: Managing Director

MADISON PACIFIC TRUST LIMITED, as Security Agent

By:/s/ Cassandra Ho
Name: Cassandra Ho
Title: Managing Director

[Signature Page to Limited Consent and Fifth Amendment to Credit Agreement]

LENDERS:

SYLEBRA CAPITAL PARTNERS MASTER FUND, LTD, as a Lender

By:/s/ Matthew Whitehead
Name: Matthew Whitehead
Title: Authorized Signatory

SYLEBRA CAPITAL PARC MASTER FUND, as a Lender

By:/s/ Matthew Whitehead
Name: Matthew Whitehead
Title: Authorized Signatory

SYLEBRA CAPITAL MENLO MASTER FUND, as a Lender

By:/s/ Matthew Whitehead
Name: Matthew Whitehead
Title: Authorized Signatory

[Signature Page to Limited Consent and Fifth Amendment to Credit Agreement]

Annex A

Amended Credit Agreement